UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2025
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MONGODB, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware		001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,	38th Floor
New York,	NY		10019
(Address of Principal Executive Offices)			(Zip Code)
646-727-4092
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDB	The Nasdaq Stock Market LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2025, MongoDB, Inc. (the “Company”) announced that Srdjan (“Serge”) Tanjga, the Company’s Interim Chief Financial Officer, and the Company’s principal financial officer under Section 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), has notified the Company of his intent to resign from his position, effective May 8, 2025. There are no material changes to Mr. Tanjga’s compensatory arrangement as a result of his planned resignation.

The Company is in advanced discussions with a qualified candidate and expects to announce an appointment of a new chief financial officer in the next 7-10 days.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of United States securities laws, including statements about the Company’s expectations regarding the appointment of a new chief financial officer. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “expect,” “intend,” “will,” “plan,” “believe,” “anticipate,” and “may,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements. Important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our most recent annual reports on Form 10-K and quarterly reports on Form 10-Q and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this report should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this report is first filed with the Securities and Exchange Commission, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONGODB, INC.

Dated: April 21, 2025	By:	/s/ Andrew Stephens
Name: Andrew Stephens Title: General Counsel and Secretary